UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Blackstone Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2025, Blackstone Inc. (“Blackstone”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of Blackstone (collectively with Blackstone, the “Guarantors”), and Blackstone Reg Finance Co. L.L.C., an indirect subsidiary of Blackstone (the “Issuer”), entered into (i) a supplemental indenture (the “Second Supplemental Indenture”) to the indenture, dated as of December 6, 2024 (the “Base Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the offering by the Issuer of $600,000,000 aggregate principal amount of its 4.300% Senior Notes due 2030 (the “2030 Notes”) and (ii) a supplemental indenture (the “Third Supplemental Indenture” and, together with the Base Indenture and Second Supplemental Indenture, the “Indenture”) to the Base Indenture with the Trustee, relating to the offering by the Issuer of $600,000,000 aggregate principal amount of its 4.950% Senior Notes due 2036 (the “2036 Notes” and, together with the 2030 Notes, the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, by an automatically effective shelf registration statement on Form S-3ASR (Registration No. 333-283540) filed with the Securities and Exchange Commission on December 2, 2024 (the “Registration Statement”).

The 2030 Notes bear interest at a rate of 4.300% per annum, accruing from November 3, 2025. The 2036 Notes bear interest at a rate of 4.950% per annum, accruing from November 3, 2025. Interest on the 2030 Notes is payable semiannually in arrears on May 3 and November 3 of each year, commencing on May 3, 2026. Interest on the 2036 Notes is payable semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 2026. The 2030 Notes will mature on November 3, 2030 and the 2036 Notes will mature on February 15, 2036. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable.

Prior to October 3, 2030 in the case of the case of the 2030 Notes (one month prior to the maturity date of the 2030 Notes) the 2030 Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the 2030 Notes redeemed to, but not including, the date of redemption. On or after October 3, 2030 (one month prior to the maturity date of the 2030 Notes), the 2030 Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the 2030 Notes redeemed to, but not including, the date of redemption.

Prior to November 15, 2035 in the case of the 2036 Notes (three months prior to the maturity date), the 2036 Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after November 15, 2035 (three months prior to the maturity date of the 2036 Notes), the 2036 Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the 2036 Notes redeemed to, but not including, the date of redemption.

If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the Second Supplemental Indenture attached hereto as Exhibit 4.2, the Third Supplemental Indenture attached hereto as Exhibit 4.3 and the form of the Notes attached hereto as Exhibits 4.4 and 4.5, respectively, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Underwriting Agreement

On October 28, 2025, the Issuer and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Issuer, the Guarantors and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several Underwriters listed in Schedule I thereto. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Press Release

On November 3, 2025, Blackstone issued a press release announcing the completion of its previously announced offering of $1,200,000,000 aggregate principal amount of Senior Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The notes were offered pursuant to the Registration Statement.

Opinions of Counsel

Copies of the opinions of Simpson Thacher & Bartlett LLP and Gowling WLG (Canada) LLP, counsel to the Issuer and the Guarantors, relating to the legality of the Notes and the Guarantees are filed as Exhibits 5.1 and 5.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits

Exhibits. (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of October 28, 2025 among Blackstone Reg Finance Co. L.L.C., the Guarantors party thereto and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

4.1	Indenture dated as of December 6, 2024 among Blackstone Reg Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 6, 2024).

4.2	Second Supplemental Indenture dated as of November 3, 2025 among Blackstone Reg Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Third Supplemental Indenture dated as of November 3, 2025 among Blackstone Reg Finance Co. L.L.C., Blackstone Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.300% Senior Note due 2030 (included in Exhibit 4.2 hereto).

4.5	Form of 4.950% Senior Note due 2036 (included in Exhibit 4.3 hereto).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Gowling WLG (Canada) LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Gowling WLG (Canada) LLP (included as part of Exhibit 5.2).

99.1	Press release of Blackstone, dated November 3, 2025, relating to the senior notes offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2025

Blackstone Inc.

By:	/s/ Victoria Portnoy
Name:	Victoria Portnoy
Title:	Managing Director – Assistant Secretary